EXHIBIT 10.1



















                                 PROLOGIS TRUST
                          1997 LONG-TERM INCENTIVE PLAN

                       (As Amended and Restated Effective
                             as of October 20, 1999)























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                                TABLE OF CONTENTS


SECTION 1....................................................................1
         GENERAL.............................................................1
              1.1.  Purpose..................................................1
              1.2.  Participation............................................1

SECTION 2....................................................................1
         OPTIONS.............................................................1
              2.1.  Definitions..............................................1
              2.2.  Eligibility..............................................1
              2.3.  Price....................................................2
              2.4.  Exercise.................................................2
              2.5.  Post-Exercise Limitations................................3
              2.6.  Expiration Date..........................................3

SECTION 3....................................................................3
         DIVIDEND EQUIVALENT UNITS...........................................3
              3.1.  Award of Dividend Equivalent Units.......................3
              3.2.  Terms and Conditions of Dividend Equivalent Units........4

SECTION 4....................................................................4
         SHARE PURCHASE PROGRAM..............................................4
              4.1.  Purchase of Shares.......................................4
              4.2.  Matching Shares and Options..............................4
              4.3.  Restrictions on Shares...................................4
              4.4.  Purchase Loans...........................................4

SECTION 5....................................................................5
         SHARE AWARDS........................................................5
              5.1.  Definition...............................................5
              5.2.  Eligibility..............................................5
              5.3.  Terms and Conditions of Awards...........................5

SECTION 6....................................................................6
         OPERATION AND ADMINISTRATION........................................6
              6.1.  Effective Date...........................................6
              6.2.  Shares Subject to Plan...................................6
              6.3.  Individual Limits on Awards..............................6
              6.4.  Adjustments to Shares....................................6
              6.5.  Change in Control........................................8
              6.6.  Limit on Distribution....................................9
              6.7.  Liability for Cash Payments..............................9
              6.8.  Performance-Based Compensation...........................9
              6.9.  Withholding..............................................10
              6.10. Transferability..........................................10
              6.11. Notices..................................................10
              6.12. Form and Time of Elections...............................10
              6.13. Agreement With Trust or Related Company..................10
              6.14. Limitation of Implied Rights.............................10
              6.15. Evidence.................................................10
              6.16. Action by Trust or Related Company.......................10
              6.17. Gender and Number........................................11
              6.18. Applicable Law...........................................11
              6.19. Foreign Employees........................................11

SECTION 7....................................................................11
         COMMITTEES..........................................................11
              7.1.  Administration...........................................11
              7.2.  Selection of Trust Committee.............................11
              7.3.  Powers of Committees.....................................11
              7.4.  Delegation by Committee..................................12
              7.5.  Information to be Furnished to Committees................12
              7.6.  Liability and Indemnification of Committees..............12

SECTION 8....................................................................12
         AMENDMENT AND TERMINATION...........................................12



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                                 PROLOGIS TRUST
                          1997 LONG-TERM INCENTIVE PLAN

                       (As Amended and Restated Effective
                             as of October 20, 1999)


                                    SECTION 1

                                     GENERAL

         1.1. Purpose. ProLogis Trust (formerly known as Security Capital Industrial Trust), a Maryland real estate investment trust (the "Trust"), established the Security Capital Industrial Trust 1997 Long-Term Incentive Plan effective September 8, 1997 and renamed it the ProLogis Trust 1997 Long-Term Incentive Plan effective July 1, 1998 (the "Plan"). The provisions that follow constitute an amendment and restatement of the Plan as in effect immediately prior to October 20, 1999, the "Effective Date" of the Plan as set forth herein. The Plan was established by the Trust to:

         (a) attract and retain employees and other persons providing services to the Trust and the Related Companies (as defined below);

         (b) motivate Participants (as defined in subsection 1.2), by means of appropriate incentives, to achieve long-range goals;

         (c)      provide   incentive   compensation   opportunities   that  are
                  competitive with those of other corporations and real estate investment trusts; and

         (d) further identify Participants' interests with those of the Trust's other shareholders through compensation that is based on the value of the Trust's common shares;

and thereby promote the long-term financial interest of the Trust and the Related Companies, including the growth in value of the Trust's equity and enhancement of long-term shareholder return. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), with respect to the Trust or any affiliate of the Trust which is designated as a Related Company by the Committee, including, without limitation, any subsidiary of the Trust.

         1.2. Participation. Subject to the terms and conditions of the Plan, the Committees (as described in Section 7) shall determine and designate, from time to time, from among the Eligible Individuals (as defined below), those persons who will be granted one or more awards under Sections 2, 3, 4 or 5 of the Plan (an "Award"), and thereby become "Participants" in the Plan. In the discretion of the granting Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Except as otherwise agreed by the Trust and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Trust or the Related Companies. For purposes of the Plan, the term "Eligible Individual" shall mean any employee of the Trust or a Related Company; provided, however, that a member of the Board of Trustees of the Trust (the "Board") who is not an employee of the Trust or a Related Company shall not be an "Eligible Individual".


                                    SECTION 2

                                     OPTIONS

         2.1. Definition The grant of an "Option" under this Section 2 entitles the Participant to purchase common shares of beneficial interest of the Trust ("Shares") at a price fixed at the time the Option is granted, subject to the terms of this Section. Options granted under this Section may be either Incentive Share Options or Non-Qualified Share Options, as determined in the discretion of the Trust Committee. An "Incentive Share Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Code. A "Non-Qualified Share Option" is an Option that is not intended to be an Incentive Share Option.

         2.2. Eligibility. Each Committee shall designate the Participants to whom Options are to be granted under this Section and shall determine the number of Shares subject to each such Option. If the Trust Committee grants Incentive Share Options, to the extent that the aggregate fair market value of Shares with respect to which Incentive Share Options are exercisable for the first time by any individual during any calendar year (under all plans of the Trust and all related companies within the meaning of section 424(f) of the Code) exceeds $100,000, such options shall be treated as Non-Qualified Share Options, to the extent required by section 422 of the Code.

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         2.3.     Price.  The  determination  and  payment  of the  purchase price of a Share under each Option granted under this Section shall be subject to the following:

         (a) The purchase price shall be established by the granting Committee at the time the Option is granted; provided, however, that in no event shall such price be less than the par value of a Share on such date; further, provided, in no event shall the purchase price of a Share under an Incentive Share Option be less than the Fair Market Value (defined below) of a Share at the time the Option is granted.

         (b) Subject to the following provisions of this subsection, the full purchase price of each Share purchased upon the exercise of any Option shall be paid at the time of such exercise (or such later date as may be permitted by the granting Committee in the case of a cashless exercise) and, as soon as practicable thereafter (subject to an election under subsection 2.4), a certificate representing the Shares so purchased shall be delivered to the person entitled thereto.

         (c) The purchase price shall be payable in cash or by tendering Shares by actual delivery or attestation (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the granting Committee.

         (d) The "Fair Market Value" of a Share as of any date shall be determined in accordance with the following rules:

                  (i) If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the average of the highest and lowest sales price per Share on such date on the principal exchange on which the Shares are then listed or admitted to trading or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported.

                  (ii) If the Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the average of the lowest reported bid price and highest reported asked price of the Shares on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the granting Committee and regularly reporting the market price of Shares in such market.

                  (iii) If the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the granting Committee in good faith.

                  (iv) For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value shall be the price at which such Shares are sold.


         2.4. Exercise. Except as otherwise expressly provided in the Plan, an Option granted under this Section shall be exercisable in accordance with the following terms of this subsection:

         (a) The terms and conditions relating to exercise of an Option shall be established by the granting Committee, and may include, without limitation, conditions relating to completion of a specified period of service (subject to paragraph (b) below), achievement of performance standards prior to exercise of the Option or the achievement of Share ownership objectives by the Participant. The granting Committee, in its sole discretion, may accelerate the vesting of any Option under circumstances designated by it at the time the Option is granted or thereafter.

         (b) No Option may be exercised by a Participant after the Expiration Date (as defined in subsection 2.6) applicable to that Option.

         (c) Prior to the date the Shares would otherwise be transferred pursuant to the exercise of an Option, to the extent permitted by the granting Committee, a Participant may irrevocably elect to defer receipt of such Shares until the last date of a later calendar year, but in no event later than the Participant's Date of Termination (as defined in

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                  subsection 2.6),  provided,  that if the Date of Termination of a Participant who is a member of a select group of management or a highly compensated employee within the meaning of section 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, occurs by reason of Retirement (as defined in subsection 2.6), the Participant may elect to defer receipt for a period up to the last day
                  of  the  calendar   year  in  which  occurs  the   fifteenth
                  anniversary  of  the  Participant's  Retirement.   Any  such
                  deferral election shall be made in such form and at such times as the Committee may determine and shall be subject to
                  such  other  terms,   conditions  and   limitations  as  the
                  Committee may establish, provided, however, any election to defer payment beyond a Participant's Retirement which has
                  not  been  on  file  at  least  12   months   prior  to  the
                  Participant's Retirement shall be disregarded.



         2.5. Post-Exercise Limitations. The granting Committee, in its discretion, may impose such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the granting Committee determines to be appropriate.

         2.6. Expiration Date. The "Expiration Date" with respect to an Option means the date established as the Expiration Date by the granting Committee at the time of the grant; provided, however, that unless determined otherwise by the Committee, the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

         (a) the ten-year anniversary of the date on which the Option is granted;

         (b) if the Participant's Date of Termination occurs by reason of death, Disability or Retirement, the one-year anniversary of such Date of Termination;

         (c)      if the  Participant's  Date of Termination  occurs for reasons
                  other  than  Retirement,   death,  Disability  or  Cause,  the
                  three-month anniversary of such Date of Termination; or

         (d) if the Participant's Date of Termination occurs for reasons of Cause, such Date of Termination.

For purposes of the Plan, a Participant's "Date of Termination" shall be the date on which he both ceases to be an employee of the Trust and the Related Companies and ceases to perform material services for the Trust and the Related Companies, regardless of the reason for the cessation; provided that a "Date of Termination" shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Trust or the Related Company which was the recipient of the Participant's services. Except as otherwise provided by the granting Committee, a Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in the material and substantial duties of his regular occupation, which condition is expected to be permanent. "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination after providing at least five years of service to the Trust or the Related Companies and attaining age
60. For purposes of the Plan, "Cause" shall mean, in the reasonable judgment of the granting Committee (i) the willful and continued failure by the Participant to substantially perform his duties with the Company or any Related Company after written notification by the Company or Related Company, (ii) the willful engaging by the Participant in conduct which is demonstrably injurious to the Company or any Related Company, monetarily or otherwise, or (iii) the engaging by the Participant in egregious misconduct involving serious moral turpitude. For purposes hereof, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such action was in the best interest of the Company or Related Company.

                                    SECTION 3

                            DIVIDEND EQUIVALENT UNITS

         3.1. Award of Dividend Equivalent Units. Unless determined otherwise by the granting Committee, a Participant who is awarded an Option under the Plan (other than a matching Option awarded under subsection 4.2) shall also be entitled to receive "Dividend Equivalent Units" with respect to such Option, as follows:

         (a)      Annual  crediting of Dividend  Equivalent  Units.

                  As of the last day of each calendar year, each Participant shall be credited with a number of Dividend Equivalent Units equal to (i) the amount the Trust Committee determines to be the average dividend yield per Share for such calendar year,

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                  reduced by the amount that the Committee  determines to be the
                  S&P 500 average  dividend  yield for such year,  multiplied by
                  (ii)  the  number  of  Shares   underlying  the  Participant's
                  outstanding  Options  that are  entitled to Awards  under this
                  Section  3 during  such  calendar  year  (reduced  pro rata to
                  reflect   Shares   underlying   such  Options  that  were  not
                  outstanding on the record date with respect to each dividend payment date during such year).

         (b) Additional credits to reflect dividend payments on Dividend Equivalent Units. As of the last day of each calendar year, each Participant shall be credited with additional Dividend Equivalent Units equal to (i) the amount the Trust Committee determines to be the average dividend yield per Share for such calendar year, multiplied by (ii) the number of Dividend Equivalent Units outstanding during such calendar year (reduced pro rata to reflect Dividend Equivalent Units that were not outstanding on each dividend payment date during such year).

         3.2.  Terms  and  Conditions  of  Dividend   Equivalent  Units.  Unless
determined otherwise by the granting Committee, Dividend Equivalent Units shall be subject to the following terms and conditions:

         (a) Dividend Equivalent Units shall vest in accordance with the vesting schedule applicable to the Option with respect to which the Dividend Equivalent Unit was awarded.

         (b) Each vested Dividend Equivalent Unit shall entitle the holder thereof to a Share on the last day of the calendar year in which occurs the first of (i) the date the Participant exercises the Option with respect to which the Dividend Equivalent Unit was awarded, or (ii) the date such Option expires by its terms (whether by reason of termination of employment or otherwise); provided, however, prior to the date the Shares would otherwise be payable, to the extent permitted by the granting Committee, a Participant may irrevocably elect to defer receipt of such Shares until the last date of a later calendar year, but in no event later than the last day of the calendar year in which occurs the tenth anniversary of the grant of the underlying Option. Any such deferral election shall be made in such form and at such times as the Committee may determine and shall be subject to such other terms, conditions and limitations as the Committee may establish.

         (c) All Dividend Equivalent Units which are not vested upon the Participant's Date of Termination shall be forfeited.

         (d) Settlement of all Dividend Equivalent Units shall be made in the form of whole Shares. Any fractional Shares shall be settled in cash.


                                    SECTION 4

                             SHARE PURCHASE PROGRAM

         4.1. Purchase of Shares. Each Committee may, from time to time, establish one or more programs under which Participants will be permitted to purchase Shares under the Plan and shall designate the Participants eligible to participate under such Share purchase programs. The purchase price for Shares available under such programs, and other terms and conditions of such programs, shall be established by the Committee, provided that the purchase price may not be less than par value.

         4.2. Matching Shares and Options. Except as otherwise provided in subsection 4.1, any Share purchase program established by a Committee under this Section may provide for the award of matching Shares or Options in the amount, if any, determined by the Committee.

         4.3. Restrictions on Shares. The granting Committee may impose such restrictions with respect to Shares purchased under subsection 4.1, or matching Shares or Options awarded pursuant to subsection 4.2, as the Committee determines to be appropriate. Such restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Share Awards under
Section 5.

         4.4. Purchase Loans. In connection with the purchase of Shares under this Section 4, the granting Committee, in its sole discretion, may determine that the Trust or the Related Company, as applicable, shall, at the Participant's election, make a loan (a "Loan") to the Participant for all or a portion of the purchase price of the Shares purchased. The Loan may be used only for the purpose of financing the purchase, subject to the following:

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         (a)      Each Loan shall be evidenced  by a promissory  note and pledge agreement in such form as the granting Committee shall approve; provided, that the note shall (i) provide full recourse to the Participant, (ii) provide for interest at a rate to be determined by the granting Committee, (iii) be secured, pursuant to a pledge agreement, by the purchased Shares, and (iv) comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         (b) Each Loan shall provide for a term of no more than 10 years.

         (c) All principal and interest outstanding under a Loan with respect to any Participant will automatically become due and payable (i) 90 days after the date the Participant terminates employment with the Trust and Related Companies for any reason other than death, Disability, Retirement or Cause, provided that such termination is not following a Change in Control, (ii) 365 days after the date on which the Participant's employment with the Trust and Related Companies terminates by reason of death, Disability or Retirement, (iii) 180 days after the Participant's employment with the Trust and Related Companies terminates following a Change in Control of the Trust for reasons other than Cause, or (iv) immediately upon a sale of the Shares which are pledged as collateral for the loan or if the Participant's employment with the Trust and Related Companies is terminated for Cause.

         (d) Each Loan shall contain such other terms, conditions and limitations as may be determined by the granting Committee in its sole discretion.


                                    SECTION 5

                                  SHARE AWARDS

         5.1. Definition. Subject to the terms of this Section, a Share Award under the Plan is a grant of Shares to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the Trust Committee. Such conditions may relate to events (such as performance or continued employment) occurring before or after the date the Share Award is granted, or the date the Shares are earned by, vested in or delivered to the Participant. If the vesting of Share Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Share Award and ending on the vesting or forfeiture of such Shares (as applicable) is referred to as the "Restricted Period". To the extent that the vesting of a Share Award is contingent on performance, the performance shall be measured over a period of not less than one year. Share Awards may provide for delivery of the shares of Shares at the time of grant or may provide for a deferred delivery date. A Share Award may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Trust and may, but need not, be in lieu of cash otherwise awardable under such program.

         5.2. Eligibility. The Trust Committee shall designate the Participants to whom Share Awards are to be granted and the number of Shares that are subject to each such Award.

         5.3.  Terms  and   Conditions  of  Awards.   Share  Awards  granted  to
Participants under the Plan shall be subject to the following terms and conditions:

         (a) Beginning on the date of grant (or, if later, the date of distribution) of Shares comprising a Share Award, and including any applicable Restricted Period, the Participant as owner of such Shares shall have the right to vote such Shares.

         (b) Payment of dividends with respect to Share Awards shall be subject to the following:

                  (i) On and after the date that a Participant has a fully earned and vested right to the Shares comprising a Share Award and the Shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a shareholder with respect to such Shares.

                  (ii) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Share Award, the Trust Committee, in its sole discretion, may award Dividend Rights with respect to such shares.


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                  (iii)    On and after the date that a Participant  has a fully
                           earned and vested  right to the Shares  comprising  a
                           Share   Award,   but  before  the  Shares  have  been
                           distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such Shares, at the time and in the form determined by the Trust Committee.

                  (iv) A "Dividend Right" with respect to shares comprising a Share Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a Share multiplied by the number of such Shares. Dividend Rights shall be settled in cash or in Shares valued at Fair Market Value as of the date of settlement, as determined by the Trust Committee, shall be payable at the time determined by the Committee and shall be subject to such other terms and conditions as the Committee may determine.


                                    SECTION 6

                          OPERATION AND ADMINISTRATION

         6.1. Effective Date. The Plan was originally effective as of the date it was adopted by the Board; provided, however, that Awards granted under the Plan prior to its approval by shareholders were contingent on approval of the Plan by the Trust's shareholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no new Awards shall be made under the Plan on or after the tenth anniversary of the date on which the Plan is adopted by the Board.

         6.2. Shares Subject to Plan. The Shares with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Trust as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 6.4, the number of Shares which may be issued with respect to Awards under the Plan shall not exceed 9,600,000 Shares in the aggregate. Except as otherwise provided herein, any Shares subject to an Award which for any reason expires or is terminated without issuance of Shares (including Shares that are not issued because Shares are tendered pursuant to subsection 2.3(c) or 6.9) shall again be available under the Plan.

         6.3. Individual Limits on Awards. Notwithstanding any other provision of the Plan to the contrary, no Participant shall receive any Award of an Option under the Plan to the extent that the sum of:

         (a)      the number of Shares subject to such Award;

         (b) the number of Shares subject to all other prior Awards of Options under the Plan during the one-year period ending on the date of the Award; and

         (c) the number of Shares subject to all other prior share options granted to the Participant under other plans or arrangements of the Trust during the one-year period ending on the date of the Award;

would exceed the Participant's Individual Limit under the Plan. The determination made under the foregoing provisions of this subsection shall be based on the Shares subject to the Awards at the time of grant, regardless of when the Awards become exercisable. Subject to the provisions of subsection 6.4, a Participant's "Individual Limit" shall be 500,000 Shares.


         6.4.      Adjustments to Shares.

         (a) If the Trust shall effect any subdivision or consolidation of Shares or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of Shares outstanding without receiving compensation therefor in money, services or property, then the Trust Committee shall equitably adjust (i) the number of Shares available under the Plan; (ii) the number of shares available under any individual or other limits; (iii) the number of Shares subject to outstanding Awards; and (iv) the per-share price under any outstanding Award to the extent that the Participant is required to pay a purchase price per share with respect to the Award.

          (b) If the Trust is reorganized, merged or consolidated or is party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange, the shareholders of the Trust receive any shares of stock or other securities or property, or the

                   Trust shall distribute securities of another corporation to its shareholders, there shall be substituted for the shares subject to outstanding Awards an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Trust in respect of such shares, subject to the following:

                  (i) If the Trust Committee determines that the substitution described in accordance with the foregoing provisions of this paragraph would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Awards under the Plan, the Committee may make such other adjustments to the Awards to the extent that the Committee determines such adjustments are consistent with the purposes of the Plan and of the affected Awards.

                  (ii) All or any of the Awards may be cancelled by the Trust Committee on or immediately prior to the effective date of the applicable transaction, but only if the
                         Committee gives reasonable advance notice of the cancellation to each affected Participant, and only if either: (A) the Participant is permitted to exercise all Awards that will be cancelled (without regard to whether such Awards would otherwise be exercisable) for a reasonable period prior to the effective date of the cancellation; or (B) the Participant receives payment or other benefits that the Committee determines to be reasonable compensation for the value of all cancelled Awards (without regard to whether such Awards would otherwise be vested).

                  (iii) Upon the occurrence of a reorganization of the Trust or any other event described in this paragraph (b), any successor to the Trust shall be substituted for the Trust to the extent that the Trust and the successor agree to such substitution.

         (c) Upon (or, in the discretion of the Trust Committee, immediately prior to) the sale to (or exchange with) a third party unrelated to the Trust of all or substantially all of the assets of the Trust, all Awards shall be cancelled. If Awards are cancelled under this paragraph, then, with respect to any affected Participant, either:

                  (i) the Participant shall be provided with reasonable advance notice of the cancellation, and the Participant shall be permitted to exercise all Awards that will be cancelled (without regard to whether such awards would otherwise be exercisable) for a reasonable period prior to the effective date of the cancellation; or

                  (ii) the Participant shall receive payment or other benefits that the Committee determines to be reasonable compensation for the value of all cancelled Awards (without regard to whether such cancelled Awards would otherwise be vested).

                  The foregoing provisions of this paragraph shall also apply to the sale of all or substantially all of the assets of the Trust to a related party, if the Committee determines such application is appropriate. Notwithstanding the foregoing provisions of this paragraph (c), in lieu of cancellation of outstanding Awards, the Committee and the purchaser of all or substantially all of the Trust's assets may provide that an appropriate number of shares or securities of the purchaser or its affiliates shall be substituted for Shares with respect to outstanding Awards under the Plan, provided that such substituted awards shall be comparable in value and contain terms and conditions similar to the Awards.

         (d) In determining what action, if any, is necessary or appropriate under the foregoing provisions of this subsection, the Trust Committee shall act in a manner that it determines to be consistent with the purposes of the Plan and of the affected Awards and, where applicable or otherwise appropriate, in a manner that it determines to be necessary to preserve the benefits and potential benefits of the affected Awards for the Participants and the Trust.

         (e) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Trust or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Trust's capital structure or its business, any merger or consolidation of the Trust, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Trust's Shares or the rights thereof, the dissolution or liquidation of the Trust, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (f) Except as expressly provided by the terms of this Plan, the issue by the Trust of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Trust convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

         (g) Awards under the Plan are subject to adjustment under this subsection only during the period in which they are considered to be outstanding under the Plan. For purposes of this subsection, an Award is considered "outstanding" on any date if the Participant's ability to obtain all benefits with respect to the Award is subject to limits imposed by the Plan (including any limits imposed by the Agreement reflecting the Award). The determination of whether an Award is outstanding shall be made by the Trust Committee.

         6.5. Change in Control. In the event that (i) a Participant's employment is terminated by the Trust or the successor to the Trust or an affiliated entity which is his or her employer for reasons other than Cause following a Change in Control of the Trust (as defined below) or (ii) the Plan is terminated by the Trust or its successor following a Change in Control without provision for the continuation of outstanding Awards hereunder, all Options and related Awards which have not otherwise expired shall become immediately exercisable and all other Awards shall become fully vested. For purposes of the Plan, a "Change in Control" means the happening of any of the following:

         (a) the shareholders of the Trust approve a definitive agreement to merge the Trust into or consolidate the Trust with another entity, sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation, provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of the Trust, the surviving corporation or corporation directly or indirectly controlling the Trust or the surviving corporation, as the case may be, is held by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the Trust immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the Trust may be a new holder of such beneficial ownership; provided, further, that any transaction described in this paragraph (a) with an "Affiliate" of the Trust (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall not be treated as a Change in Control; or

         (b) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of the Trust is acquired, other than from the Trust, by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Trust) provided, that any purchase by Security Capital Group Incorporated or any of its affiliates of securities representing 50% or more of the combined voting power of the Trust shall not be treated as a Change in Control; or

         (c) at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Trustees of the Trust cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Trust's shareholders, of each new trustee was approved by a vote of at least two-thirds of the trustees still in office at the time of such election or nomination who were trustees at the beginning of such period).

For purposes of this subsection, a Participant's employment shall be deemed to be terminated by the Trust or the successor to the Trust or an affiliated entity if the Participant terminates employment after (i) a substantial adverse alteration in the nature of the Participant's status or responsibilities from those in effect immediately prior to the Change in Control, or (ii) a material reduction in the Participant's annual base salary and target bonus, if any, as in effect immediately prior to the Change in Control. If, upon a Change in Control, awards in other shares or securities are substituted for outstanding Awards pursuant to Section 6.4, and immediately following the Change in Control the Participant becomes employed by the entity into which the Trust merged, or the purchaser of substantially all of the assets of the Trust, or a successor to such entity or purchaser, the Participant shall not be treated as having terminated employment for purposes of this Section 6.5 until such time as the Participant terminates employment with the merged entity or purchaser (or successor), as applicable.

         6.6. Limit on Distribution. Distribution of Shares or other amounts under the Plan shall be subject to the following:

         (a) Notwithstanding any other provision of the Plan, the Trust shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

         (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Trust Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

         (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

         6.7. Liability for Cash Payments. Subject to the provisions of this Section, each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the service rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Trust Committee.

         6.8. Performance-Based Compensation. To the extent that the Trust Committee determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in Code section 162(m)(4)(C), it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary to satisfy such requirements including, without limitation:

         (a) The establishment of performance goals that must be satisfied prior to the payment or distribution of benefits under such Awards.

         (b) The submission of such Awards and performance goals to the Trust's shareholders for approval and making the receipt of benefits under such Awards contingent on receipt of such approval.

         (c) Providing that no payment or distribution be made under such Awards unless the Committee certifies that the goals and the applicable terms of the Plan and Agreement reflecting the Awards have been satisfied.

To the extent that the Committee determines that the foregoing requirements relating to Performance-Based Compensation do not apply to Awards under the Plan because the Awards constitute Options, the Committee may, at the time the Award is granted, conform the Awards to alternative methods of satisfying the requirements applicable to Performance-Based Compensation.

         6.9. Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the granting Committee, through the surrender of Shares which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, previously-owned Shares that have been held by the Participant less than six months or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law.


         6.10. Transferability. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, to the extent provided by the granting Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such procedures as the Committee may establish. In no event shall an Incentive Share Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code section 422.

         6.11. Notices. Any notice or document required to be filed with a Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Trust or the Related Company, as applicable, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

         6.12. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the applicable Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         6.13. Agreement With Trust or Related Company. At the time of an Award to a Participant under the Plan, the granting Committee may require a Participant to enter into an agreement with the Trust or the Related Company, as applicable (the "Agreement"), in a form specified by the granting Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the granting Committee may, in its sole discretion, prescribe.

         6.14.    Limitation of Implied Rights.

         (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Trust or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Trust or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Trust and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the Trust or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

         (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Trust or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Trust prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in his name.

         6.15. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         6.16. Action by Trust or Related Company. Any action required or permitted to be taken by the Trust or any Related Company shall be by resolution of its board of trustees or directors, as applicable, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the Trust.

         6.17. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         6.18. Applicable Law. The provisions of the Plan shall be construed in accordance with the laws of the State of Maryland, without giving effect to choice of law principles.

         6.19. Foreign Employees. Notwithstanding any other provision of the Plan to the contrary, a Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Trust or a Related Company operates or has employees.

                                    SECTION 7

                                   COMMITTEES

         7.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Trust Committee and the Related Companies' Committees (the "Committees") in accordance with this Section 7.

         7.2.  Selection of Trust Committee.  So long as the Trust is subject to
Section 16 of the Exchange Act, the Trust Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act, none of whom shall be eligible to receive Awards under the Plan.

         7.3. Powers of Committees. The authority to manage and control the operation and administration of the Plan shall be vested in the Committees, subject to the following:

         (a) Subject to the provisions of the Plan, the Trust Committee will have the authority and discretion to select which employees of the Trust are eligible to receive Awards and each Related Company Committee will have the authority and discretion to select which employees of the Related Company are eligible to receive Awards. Each Committee shall have the authority to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, the individual's present and potential contribution to the Trust's or the Related Company's success and such other factors as the Committee deems relevant.

         (b) Subject to the provisions of the Plan, the Trust Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

         (c) Subject to the provisions of the Plan, the Trust Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

         (d) Any interpretation of the Plan by a Committee and any decision made by it under the Plan is final and binding on all persons.

         (e) Except as otherwise expressly provided in the Plan, where a Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

         7.4. Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange or NASDAQ (if appropriate), a Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         7.5. Information to be Furnished to Committees. The Trust and Related Companies shall furnish each Committee such data and information as may be required for it to discharge its duties. The records of the Trust and Related Companies as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committees such evidence, data or information as the Committees consider desirable to carry out the terms of the Plan.

         7.6. Liability and Indemnification of Committees. No member or authorized delegate of any Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Trust or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a trustee or employee of the Trust or Related Company. Each Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Trust against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.


                                    SECTION 8

                            AMENDMENT AND TERMINATION

         Subject to obtaining such approvals as may be required under the Code, Federal securities law, Maryland corporate law or stock exchange requirements, the Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 6.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board.






































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